Annual Report

June 30, 2001

T. Rowe Price
Mid-Cap Growth Portfolio

Dear Investor

Stocks plunged to new lows early in 2001 and managed only a partial recovery by the end of the first half despite a succession of Federal Reserve interest rate cuts. Aggressive growth stocks, particularly in the technology sector, continued a downward spiral begun last year. Small- and mid-caps outperformed larger issues. The Mid-Cap Growth Portfolio avoided much of the carnage, aided by its focus on reasonably priced growth stocks, but finished the half with a slight negative return.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  Mid-Cap Growth Portfolio                           -0.71%                0.77%

  S&P MidCap 400 Index                                 0.97                 8.87

  Russell Midcap Growth Index                        -12.96               -31.51

  Lipper Variable Annuity
  Underlying Mid-Cap Growth
  Funds Average                                      -12.07               -25.24


  Your portfolio held its value far better than its more aggressive benchmarks over the past six and 12 months, as shown in the table, but modestly lagged the S&P MidCap 400 Index, which represents a balance of both growth and value stocks. Value stocks performed much better than growth stocks during the period. Our new peer group average, the Lipper Variable Annuity Underlying Mid-Cap Growth Funds Average, which we introduce with this report, is more growth oriented (as its name implies) than our former benchmark, the Lipper Variable Annuity Underlying Mid-Cap Funds Average. (Lipper Inc., the well-known mutual fund rating firm, recently changed its classification system. As a result, your fund was placed in the "growth" rather than the "general" category.) The Lipper Variable Annuity Underlying Mid-Cap Funds Average fell 10.67% in the first half and declined 18.89% over the past 12 months.

MARKET ENVIRONMENT

  The Federal Reserve slashed the federal funds target rate six times for a total of 2.75 percentage points in the first half. This aggressive series of moves - unparalleled since the early 1980s - came in response to a dramatic drop in economic activity that made the New Economy seem like a myth. The sudden reversal in the once-invincible U.S. economy was caused by plunging capital spending, especially in the technology and telecommunications sectors, soaring energy prices, and the lagged effects of Fed rate increases in the prior two years. Industrial production and commercial real estate prices fell, and the unemployment rate rose from historic lows. Moreover, the slowdown was global. Europe, despite its carefully laid plans and aspirations, was unable to replace the U.S. as the engine of world growth. The burden once again fell to the all-important American consumer, who, despite diminished confidence, continued to spend at an impressive rate.

  Stocks made two significant attempts to rally during the period, but weakness in corporate earnings cut short those advances. Only certain financial and consumer stocks enjoyed broad-based gains. The market may have hit bottom in early April, but a sharp, technology-led rally that ensued ran out of steam in mid-May. The well-publicized carnage in the technology and telecom-equipment sectors persisted, as results from industry leaders continued to come in well short of reduced expectations. By the end of the first half, even many traditionally defensive sectors such as health care, utilities, and energy had faltered, the latter in response to a surprisingly swift decline in oil and natural gas prices in recent months.

  Growth vs. Value

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  Russell Midcap Growth Index                       -12.96%              -31.51%

  Russell Midcap Value Index                           3.26                23.92

  Over the past 12 months, value stocks outperformed growth stocks by an exceedingly wide margin. The unprecedented outperformance of growth stocks during the late '90s has been completely erased by a value rebound of equal magnitude since March 2000. In addition, mid-cap earnings growth overtook large-cap earnings growth in the fourth quarter of 2000, and mid-caps have performed better than large-caps since mid-1999 after dwelling in the shadows for years. The sector currently trades at approximately 18 times forecasted 2001 earnings, which compares very favorably with large-caps' forward price/earnings ratio of 23. Valuations for mid-caps are even more attractive on a price-to-sales and price-to-cash-flow basis.

PORTFOLIO REVIEW

  The consumer, financial, and business services sectors were the portfolio's top overall contributors during the first half, though we also enjoyed strong performance from select technology stocks.

  Our best individual contributor was semiconductor capital equipment maker KLA-Tencor. The highly cyclical chip-equipment group was one of the first to hear the bear's footsteps last year, and by autumn had reached attractive valuation levels. KLA-Tencor has been a longtime portfolio holding, and we increased our position significantly in last year's second half. Semiconductors were among the strongest groups in the market in the first half despite the overall technology decline. As KLA-Tencor rebounded, we trimmed our position. Related stocks that performed well included programmable logic device maker Lattice Semiconductor and chip-equipment provider Novellus Systems.

  Biopharmaceutical stock Gilead Sciences was the fund's second-best contributor. Gilead focuses on infectious diseases and cancer, and may receive approval this year for a key HIV treatment, tenofovir DF, which has shown promise in late-stage trials.

  Our third-best contributor was video game software leader Electronic Arts, which owns titles such as Madden NFL 2001 and is likely to be the dominant software supplier for the next generation of gaming consoles, including Sony's PlayStation2 and Microsoft's Xbox. Electronic Arts is also the leading maker of games for PCs. Thanks to investor enthusiasm for these prospects, the stock has rallied throughout much of the first half, through good markets and bad.

  We have long favored the business services sector for its solid growth prospects, strong free cash flow, and recurring revenue business models. Computer services stocks, in our view, offer opportunities to play the technology revolution at reasonable valuations. This stance did not serve us well in the late '90s when investor excitement focused on companies developing breakthrough products in computer networking and fiber optics, and actual profits were of secondary concern. Pedestrian - but sustainable - growth rates of 15% to 20% held no appeal for investors bent on finding the next Cisco Systems. Now, with even Cisco down nearly 80% from its all-time high, and the prospects of many competitors iffy at best, computer services stocks have gained new respect. As a result, the portfolio benefited from strong performances by Concord EFS, which processes debit- and credit-card payments for supermarkets, convenience stores, and gas stations, and Affiliated Computer Services, which provides technology services and systems integration for corporations and the federal government.

  The resilience of the consumer benefited retailers BJ's Wholesale Club and Best Buy, the latter of which more than doubled during the period even as the economy spiraled down. Discount chains such as BJ's Wholesale Club tend to be somewhat recession-resistant because consumers intensify their search for bargains during hard times. Best Buy struggled with earnings last year and disappointed many investors (including us) with its acquisition of Musicland last fall. Nonetheless, Best Buy is taking market share from Circuit City and is extraordinarily well positioned to benefit from increasing sales of digital consumer devices.

  Not surprisingly, technology was our worst-contributing sector, dragged down by e-commerce and Internet software stocks such as Exodus Communications, NetIQ, and Internet Security Systems. The viability of the once high-flying Exodus has been called into question by massive overcapacity in the Web-hosting field that it dominates. While business from failing dot-coms disappeared even faster than we had anticipated, the nearly lethal blow for Exodus has been the evaporation of demand from major corporations, which we had viewed as a mainstay of the business going forward. With plenty of competition and too much capacity, the future of Exodus as a stand-alone company is in doubt.

  Biotechnology research-tool providers were hammered in the aftermath of the completion last year of the Human Genome Project. A drop-off in demand for bioanalytical technology, combined with an ongoing product transition and slowing revenues among large pharmaceutical companies, made Waters Corporation the portfolio's worst contributor. Waters' shares were also near an all-time high at the end of last year. Similar issues, along with faulty software in some of the company's genetic research chips, plagued shares of Affymetrix.

  Finally, telecommunications stocks hurt the portfolio's performance, especially those of the volatile competitive local-exchange carriers McLeodUSA and Allegiance Telecom. Allegiance is the best-of-breed and will likely emerge as a long-term winner, but could not escape the virtual obliteration of the group as overleveraged players ran out of financing and began to file for bankruptcy. One of the things that attracted us to Allegiance and McLeodUSA was the fact that, in contrast to many competitors, their revenues were sufficient - or nearly so - to cover their debt service. But near the end of last year, McLeodUSA acquired a struggling long-haul service provider. In hindsight, the purchase has been a disaster. Long-haul telecommunications service has been the most vulnerable to price competition, the result of the glut of coast-to-coast fiber laid during the late '90s. The new business is nearly a complete write-off, yet McLeodUSA is stuck paying off the extra debt it took on to buy it, casting a cloud over the future of the entire company.

  Sector Diversification

                                                   12/31/00              6/30/01
  ------------------------------------------------------------------------------

  Business Services                                     27%                  29%

  Health Care                                           21                   20

  Technology                                            17                   16

  Financial                                             11                   12

  Consumer                                               7                    7

  Energy                                                 7                    6

  Industrial                                             3                    3

  Reserves                                               7                    7
  ------------------------------------------------------------------------------

  Total                                                100%                 100%

INVESTMENT STRATEGY AND OUTLOOK

  An age-old maxim on Wall Street warns that the most dangerous words in the English language are "this time, it's different." Perhaps it was the strength of the economy of the late 1990s. Or maybe it was the promise of new telecommunications technology that would link the world via the Internet. Or it simply could have been the giddiness of a long bull market. Whatever its origin, Americans came to believe in a New Economy that was changing the paradigm of how we worked and lived. Never mind that no one ever clearly articulated the essence of the New Economy. It was digital, fast-paced, and free of the restraints - machines, bureaucracy, and, symbolically, jackets and ties - that tethered the Old Economy. The New Economy captured our collective imaginations and was endorsed by policymakers, business leaders, the press and, of course, Wall Street. Skeptics were admonished that they just didn't "get it."

  The idea of a New Economy lent credibility to behavior that, in retrospect, was not rational. As we wrote at year-end, financial history will record that the real anomaly of the late '90s was not the Internet frenzy itself but a capital-spending boom of unprecedented magnitude. There was vast overspending on information technology, precipitated by Y2K fears, the Internet gold rush, and panic buying by Old Economy companies in an effort to keep pace. Then, suddenly, the boom turned to bust.

  Even after a year of painful contraction, there is still significant overcapacity in many areas of technology, from personal computers to fiber optics. The Federal Reserve has responded by cutting interest rates very aggressively. In the absence of inflation, this is probably the correct response. However, rate cuts alone will not jump-start capital spending in the near term, especially in the tech sector. Many companies have seen their revenues fall by half in just six months, and it will take more than a few quarters to balance supply and demand. The economy simply needs time to adjust, but we don't know how much time.

  Fortunately, the consumer has continued to spend throughout this period, in spite of plenty of data suggesting that personal balance sheets are laden with debt. Purchases of cars and homes have been particularly brisk. In our opinion, the consumer holds the key to whether we flirt with very low growth or fall into a full-fledged recession. Will there be a reverse wealth effect on consumer spending, as the reality of evaporating stock market profits sinks in? There is no evidence of this yet, but common sense dictates that there may be.

  The likely economic outcome, in our opinion, is not dramatic. The reductions in interest rates, combined with the tax cuts enacted in June and the recent decline in energy prices, ought to be very stimulative and should offset the capital-spending bust. Nevertheless, the risk to this scenario is probably on the downside, as economic weakness has spread to Europe and Asia. This is truly a coordinated, global slowdown.

  There has been undue focus on technology stocks in the last few years. A bottom may be near in technology company fundamentals, but it will likely be several years before earnings return to their inflated 2000 levels. We were net buyers of technology stocks in the first quarter as valuations began to look almost reasonable for the first time in many quarters, but we sold into the fierce tech stock rally in April and May. Quite frankly, even though we have been skeptics for some time, the rapidity and the magnitude of the decline in business fundamentals in the sector has been stunning.

  Technology valuations are hardly compelling today, and we believe the sector's returns are likely to match the market's, at best, over the next several years. At worst, this will be a bust that, like real estate a decade ago, will take several years to work off the excesses. Our bet is that technology ultimately becomes a very ordinary stock market sector - with good opportunities and plenty of challenges - just as it was in the late 1980s and early 1990s. And we will probably spend much less time discussing it in future letters. As we define it, technology represents about 16% of the portfolio, a low weighting relative to most of our competitors. We see better opportunities in sectors like health care services and business services, where underlying growth is good and valuations are quite reasonable.

  In theory, interest rate cuts should provide an impetus for higher stock prices. "The Fed is your friend," the saying goes, and significant empirical evidence supports the notion that the market advances in the aftermath of rate cuts, of which we now have had six in as many months. In addition, stocks typically rally well ahead of any significant improvement in the economy.

  We also believe that mid-cap stocks, while above their March 1999 lows, are still very attractive relative to larger companies. Mid-cap performance cycles tend to be long, and we believe we are just two years into a multiyear upswing relative to large-caps. We are also encouraged that after a period of rampant speculation, the market has rediscovered fundamentals, and long-term investing is fashionable again. Momentum investing is giving way to a sharper appreciation of earnings, cash flows, and valuations. This is a better environment for our valuation-sensitive approach. We believe the portfolio is well positioned to achieve attractive returns in the years ahead.
  Respectfully submitted,

  Brian W.H. Berghuis
  President of the fund and chairman of its Investment Advisory Committee

  John F. Wakeman
  Executive vice president of the fund

  July 11, 2001

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
                                                    Percent of
                                                    Net Assets
                                                       6/30/01
--------------------------------------------------------------------------------

Concord EFS                                                2.3%

AmeriSource Health                                         2.2

Waddell & Reed Financial                                   2.0

Affiliated Computer Services                               1.9

Western Wireless                                           1.8

Wellpoint Health Networks                                  1.6

Gilead Sciences                                            1.5

Robert Half International                                  1.4

Federated Investors                                        1.4

Omnicare                                                   1.4

King Pharmaceuticals                                       1.4

Lattice Semiconductor                                      1.4

Devon Energy                                               1.3

Republic Services                                          1.3

MedImmune                                                  1.2

Franklin Resources                                         1.2

BJ's Wholesale Club                                        1.2

Lamar Advertising                                          1.1

Heller Financial                                           1.1

Apogent Technologies                                       1.1

Laboratory Corporation of America                          1.1

Allergan                                                   1.1

BISYS Group                                                1.1

Cephalon                                                   1.1

SunGard Data Systems                                       1.1
--------------------------------------------------------------------------------

Total                                                    35.3%
--------------------------------------------------------------------------------

Note: Table excludes reserves.

Portfolio Highlights

Contributions to the Change in Net Asset Value per Share
6 Months Ended 6/30/01

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

KLA-Tencor                                                  13(cents)

Gilead Sciences                                              9

Electronic Arts                                              7

BJ's Wholesale Club                                          6

Concord EFS                                                  6

Lattice Semiconductor                                        6

Peregrine Systems                                            6

Best Buy                                                     6

Novellus Systems                                             6

Affiliated Computer Services                                 6
--------------------------------------------------------------------------------

Total                                                       71(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Waters Corporation                                         -21(cents)

Exodus Communications                                       17

NetIQ                                                       12

McLeodUSA                                                    9

Waddell & Reed Financial                                     7

Crown Castle International                                   6

Sepracor                                                     6

Affymetrix **                                                6

Internet Security Systems  6

Sanmina                                                      5
--------------------------------------------------------------------------------

Total                                                      -95(cents)
--------------------------------------------------------------------------------

12 Months Ended 6/30/01

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Concord EFS                                                 22(cents)

Affiliated Computer Services                                20

Lincare Holdings                                            20

AmeriSource Health                                          20

Omnicare                                                    15

Gilead Sciences                                             14

Heller Financial                                            13

SunGard Data Systems                                        12

TJX                                                         11

King Pharmaceuticals *                                      11
--------------------------------------------------------------------------------

Total                                                      158(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Exodus Communications *                                    -22(cents)

Allegiance Telecom                                          16

Circuit City Stores **                                      13

Sepracor                                                    12

McLeodUSA                                                   12

Waters Corporation                                          12

Analog Devices                                              11

QLT                                                         11

Crown Castle International                                  10

Xilinx                                                      10
--------------------------------------------------------------------------------

Total                                                     -129(cents)
--------------------------------------------------------------------------------

*  Position added
** Position eliminated


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------
                                                   Lipper
                                         Variable Annuity             Mid-Cap
                           S&P MidCap   Underlying Mid-Cap             Growth
                                Index   Growth Funds Average        Portfolio

12/31/1996                     10,000              10,000              10,000
06/30/1997                     11,299              10,527              10,630
06/30/1998                     14,368              12,796              13,880
06/30/1999                     16,834              14,446              16,129
06/30/2000                     19,692              21,701              18,993
06/30/2001                     21,441              16,453              19,139


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

Periods Ended 6/30/01
--------------------------------------------------------------------------------

                                   Since                  Inception
1 Year       3 Years           Inception                     Date
--------------------------------------------------------------------------------

0.77%         11.30%              15.54%              12/31/96


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio
Unaudited
--------------------------------------------------------------------------------

                          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                        6 Months       Year                         12/31/96
                           Ended      Ended                          Through
                         6/30/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE
Beginning of period$       18.43   $  17.46   $  14.27   $  11.88   $  10.00

Investment activities
  Net investment
  income (loss)            (0.02)      -          -         (0.01)      -

  Net realized and
  unrealized gain (loss)   (0.11)      1.29       3.37       2.61       1.88

  Total from investment
  activities               (0.13)      1.29       3.37       2.60       1.88

Distributions
  Net realized gain         -         (0.32)     (0.18)     (0.21)      -

NET ASSET VALUE
End of period           $  18.30   $  18.43   $  17.46   $  14.27   $  11.88
--------------------------------------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)      (0.71)%     7.41%     23.73%     22.08%     18.80%

Ratio of total expenses
to average net assets       0.85%!       0.85%      0.85%      0.85%      0.85%

Ratio of net investment
income (loss) to average
net assets                 (0.19)%!      (0.01)%     0.01%     (0.11)%     --

Portfolio turnover rate    40.6%!       46.3%      48.1%      47.8%      40.3%

Net assets, end of
period (in thousands)    $334,850   $311,604   $127,228   $ 29,911   $ 15,272



(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized


The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                 Shares                Value
--------------------------------------------------------------------------------
                                                       In thousands


COMMON STOCKS 93.5%

FINANCIAL 11.8%

Bank and Trust 1.0%

North Fork Bancorporation                              86,000        $ 2,666

Silicon Valley Bancshares *                            28,000            616

                                                                       3,282

Insurance 4.1%

ACE                                                    76,000          2,971

MGIC Investment                                        25,000          1,816

Progressive                                            25,000          3,380

Protective Life                                        63,000          2,165

Radian                                                 83,000          3,358

Willis *                                                7,000            124

                                                                      13,814

Financial Services 6.7%

Capital One Financial                                  35,400          2,124

ETrade *                                               60,900            393

Federated Investors (Class B)                         146,000          4,701

Franklin Resources                                     88,200          4,037

Heller Financial                                       94,000          3,760

Instinet *                                              8,800            164

Legg Mason                                             12,000            597

Waddell & Reed Financial (Class A)                    213,300          6,772

                                                                      22,548

Total Financial                                                       39,644


HEALTH CARE 19.8%

Pharmaceuticals 4.3%

Allergan                                               43,000          3,676

King Pharmaceuticals *                                 85,000          4,569

Shire Pharmaceuticals ADR *                            63,000          3,497

Teva Pharmaceutical ADR                                40,500          2,523

                                                                      14,265

Biotechnology 7.1%

Abgenix *                                              18,000            810

Alkermes *                                             37,500          1,316

Cephalon *                                             51,500          3,631

Gilead Sciences *                                      88,200          5,132

Human Genome Sciences *                                23,600          1,422

IDEC Pharmaceuticals *                                 35,000          2,369

Invitrogen *                                           34,500          2,477

MedImmune *                                            86,000          4,059


                                                 Shares                Value
--------------------------------------------------------------------------------
                                                          In thousands


QLT *                                                  28,000        $   548

Sepracor *                                             32,000          1,274

Vertex Pharmaceuticals *                               13,000            644

                                                                      23,682

Medical Instruments and Devices 2.2%

Apogent Technologies *                                151,000          3,715

Cytyc *                                                70,500          1,625

Waters Corporation *                                   79,000          2,181

                                                                       7,521


Health Care Services 5.9%

Health Management (Class A) *                         126,000          2,651

Laboratory Corporation of America *                    48,000          3,691

Lincare *                                             116,000          3,481

Omnicare                                              232,000          4,687

WebMD *                                                24,600            172

Wellpoint Health Networks *                            55,500          5,230

                                                                      19,912

Pharmaceuticals & Biotechnology 0.3%

IVAX *                                                 25,000            975

                                                                         975

Total Health Care                                                     66,355

CONSUMER 7.5%

Soft Goods Retailers 1.0%
TJX                                                   100,000          3,187

                                                                       3,187

Hard Goods Retailers 5.5%
Best Buy *                                             32,500          2,065

BJ's Wholesale Club *                                  75,500          4,021

Dollar Tree Stores *                                  111,000          3,090

Family Dollar Stores                                  138,000          3,537

O'Reilly Automotive *                                 101,000          2,899

Whole Foods Market *                                  108,900          2,951

                                                                      18,563


Consumer Non-Durables 0.2%

Garmin *                                               30,000            685

                                                                         685

Restaurants 0.8%
Outback Steakhouse *                                   87,000          2,506

                                                                       2,506

Total Consumer                                                        24,941


T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                 Shares                Value
--------------------------------------------------------------------------------
                                                          In thousands

TECHNOLOGY 16.2%

Computer Software 4.8%

Adobe Systems                                          10,000      $     470

Electronic Arts *                                      60,500          3,503

Informatica *                                          51,000            885

Internet Security Systems *                            41,500          2,015

Intuit *                                               54,400          2,175

Mercury Interactive *                                  43,000          2,576

NetIQ *                                                41,600          1,302

Peregrine Systems *                                   113,500          3,292

                                                                      16,218


Semiconductors and Components 5.7%

Analog Devices *                                       58,100          2,513

KLA-Tencor *                                           60,000          3,508

Lattice Semiconductor *                               186,500          4,551

Maxim Integrated Products *                            60,700          2,684

Molex (Class A)                                        50,000          1,491

Novellus Systems *                                     47,500          2,697

Xilinx *                                               35,500          1,464

                                                                      18,908

Networking and Telecom Equipment 1.1%

Brocade Communications Systems *                       16,000            704

McDATA *                                               25,000            439

Newport                                                17,500            463

ONI Systems *                                          30,100            840

Sonus Networks *                                       45,000          1,051

                                                                       3,497

E-Commerce 2.2%

CNET Networks *                                        55,500            722

Exodus Communications *                               188,000            387

HomeStore.com *                                        63,000          2,202

RealNetworks *                                         75,500            887

VeriSign *                                             54,000          3,241

                                                                       7,439

Computer Hardware/Peripherals 2.4%

Celestica *                                            20,000          1,030

Flextronics *                                          97,000          2,533

Jabil Circuit *                                        96,000          2,962

Sanmina *                                              70,500          1,650

                                                                       8,175

Total Technology                                                      54,237


                                                 Shares                Value
--------------------------------------------------------------------------------
                                                        In thousands

BUSINESS SERVICES 28.7%

Telecom Services 6.2%

Adelphia Communications *                              50,500     $    2,070

Allegiance Telecom *                                  156,500          2,346

Charter Communications (Class A) *                    126,000          2,942

Crown Castle *                                        113,500          1,861

McLeodUSA *                                            50,000            230

Rogers Communications                                 128,500          1,947

Triton PCS *                                           83,000          3,403

Western Wireless *                                    138,000          5,934

                                                                      20,733

Computer Services 7.8%

Affiliated Computer Services (Class A) *               88,500          6,364

BISYS *                                                62,000          3,658

Ceridian *                                            101,000          1,936

Concord EFS *                                         147,000          7,646

Sabre Group *                                          60,500          3,025

SunGard Data Systems *                                119,000          3,571

                                                                      26,200

Distribution 2.9%

AmeriSource Health *                                  133,500          7,383

MSC *                                                  60,000          1,044

Sysco                                                  50,000          1,357

                                                                       9,784

Media and Advertising 3.6%

Catalina Marketing *                                   80,000          2,441

Cox Radio (Class A) *                                  91,000          2,534

Entercom Communications *                              19,600          1,051

Lamar Advertising *                                    87,000          3,828

TMP Worldwide *                                        37,600          2,256

                                                                      12,110

Environmental 1.3%

Republic Services (Class A) *                         212,000          4,208

                                                                       4,208

Miscellaneous Business Services 4.9%
Choicepoint *                                          34,000          1,430

Iron Mountain *                                        55,500          2,489

KPMG Consulting *                                     156,500          2,402

Manpower                                              113,500          3,394

Robert Half *                                         191,500          4,766

Viad                                                   74,000          1,953

                                                                      16,434

T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                 Shares                Value
--------------------------------------------------------------------------------
                                                       In thousands


Transportation 0.8%

C.H. Robinson Worldwide                                25,000       $    697

Expeditors International of Washington                 31,800          1,908

                                                                       2,605

Utilities 1.2%
Aquila (Class A) *                                     58,000          1,430

Orion Power *                                          86,000          2,048

Reliant Resources *                                    20,000            494

                                                                       3,972

Total Business Services                                               96,046


ENERGY 5.5%

Exploration and Production 2.4%

Devon Energy                                           83,000          4,358

Ocean Energy                                          201,500          3,516

                                                                       7,874

Energy Services 3.1%
BJ Services *                                         101,000          2,866

Diamond Offshore Drilling                             100,500          3,322

Smith *                                                35,000          2,096

Tidewater                                              60,000          2,262

                                                                      10,546

Total Energy                                                          18,420


INDUSTRIAL 3.3%

Defense and Aerospace 0.7%

L 3 Communications *                                   30,000          2,289

                                                                       2,289

Specialty Chemicals 0.3%
Monsanto                                               25,000            925

                                                                         925

Machinery 2.3%

Danaher                                                38,000          2,128

Dover                                                  38,000          1,431

ITT Industries                                         65,500          2,898

Teleflex                                               33,000          1,452

                                                                       7,909

Total Industrial                                                      11,123


                                                 Shares                Value
--------------------------------------------------------------------------------
                                                         In thousands


BASIC MATERIALS 0.2%

Mining 0.2%

Peabody Energy *                                       17,500       $    573

Total Basic Materials                                     573
MISCELLANEOUS 0.5%
Applied Micro Circuits *                               55,000            946

Equifax                                                18,200            668

Total Miscellaneous                                                    1,614

Total Common Stocks (Cost $264,867)                                  312,953



SHORT-TERM INVESTMENTS 7.3%
Money Market Funds 7.3%

T. Rowe Price Government Reserve
Investment Fund,
3.90% # 24,588,748                                                    24,589

Total Short-Term
Investments
(Cost $24,589)                                                        24,589

Total Investments in Securities
100.8% of Net Assets (Cost $289,456)                                $337,542
Other Assets Less Liabilities                                         (2,692)

NET ASSETS                                                          $334,850
                                                                    --------


Net Assets Consist of:
Accumulated net investment income -
net of distributions                                                $   (299)

Accumulated net realized gain/loss -
net of distributions                                                 (18,270)

Net unrealized gain (loss)                                            48,086

Paid-in-capital applicable to
18,292,833 shares of $0.0001 par value
capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                               305,333

NET ASSETS                                                          $334,850
                                                                    --------


NET ASSET VALUE PER SHARE                                           $  18.30
                                                                    --------


#    Seven-day yield

*    Non-income producing

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
Unaudited
--------------------------------------------------------------------------------

                                                                    6 Months
                                                                       Ended
                                                                     6/30/01

Investment Income (Loss)
Income
  Interest                              $                                592
  Dividend                                                               385
  Securities lending                                                      50

  Total income                                                         1,027
Expenses
  Investment management
  and administrative                                                   1,326

Net investment income (loss)                                            (299)

Realized and
Unrealized
Gain (Loss)

Net realized gain
(loss) on securities                                                 (15,787)
Change in net unrealized
gain or loss on securities                                            14,820

Net realized and
unrealized gain (loss)                                                  (967)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $(1,266)
                                                                     -------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
Unaudited
--------------------------------------------------------------------------------

                                                 6 Months               Year
                                                 Ended                 Ended
                                                 6/30/01            12/31/00
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                     $       (299)  $        (33)
  Net realized gain (loss)                            (15,787)           635
  Change in net unrealized gain or loss                14,820         12,070

  Increase (decrease) in net assets
  from operations                                      (1,266)        12,672

Distributions to shareholders
  Net realized gain                                      -            (5,251)

Capital share transactions *
  Shares sold                                          45,125        193,454
  Distributions reinvested                               -             5,247
  Shares redeemed                                     (20,613)       (21,746)

  Increase (decrease) in net assets
  from capital share transactions                      24,512        176,955

Net Assets
Increase (decrease) during period                      23,246        184,376
Beginning of period                                   311,604        127,228

End of period                                    $    334,850   $    311,604
                                                 ------------   ------------

*Share information
Shares sold                                             2,539         10,511
  Distributions reinvested                               -               288
  Shares redeemed                                      (1,156)        (1,177)

  Increase (decrease) in shares outstanding             1,383          9,622


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The T. Rowe Price Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $84,658,000 and $59,823,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $289,456,000. Net unrealized gain aggregated $48,086,000 at period-end, of which $67,427,000 related to appreciated investments and $19,341,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $218,000 was payable at June 30, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $592,000 and are reflected as interest income in the accompanying Statement of Operations.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP657 (6/01)
K15-071 6/30/01